SUPPLEMENT DATED JANUARY 26, 2011 TO THE STATEMENT OF

ADDITIONAL INFORMATION OF MARKET VECTORS ETF TRUST

Dated May 1, 2010

This Supplement updates certain information contained in the above-dated Statement of Additional Information for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors Indonesia Index ETF and Market Vectors Poland ETF (each a “Fund” and collectively, the “Funds”), each a series of the Trust. You may obtain copies of the Funds’ Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

Effective January 26, 2011, Van Eck Associates Corporation, the investment adviser to the Funds, agreed to lower each Fund’s expense cap to prevent Fund operating expenses (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% (with respect to Market Vectors Indonesia Index ETF) and 0.60% (with respect to Market Vectors Poland ETF) of the respective Fund’s average daily net assets per year until at least May 1, 2012.

The paragraph titled “Compensation” on page 23 of the Statement of Additional Information is deleted and replaced with the following:

Compensation. As compensation for its services under each Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50%. From time to time, the Adviser may waive all or a portion of its fees. Until at least May 1, 2011, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.53% (with respect to Market Vectors Gold Miners ETF), 0.55% (with respect to Market Vectors Environmental Services ETF and Market Vectors Steel ETF), 0.56% (with respect to Market Vectors Agribusiness ETF), 0.59% (with respect to Market Vectors Coal ETF and Market Vectors Junior Gold Miners ETF), 0.62% (with respect to Market Vectors Global Alternative Energy ETF, Market Vectors Uranium+Nuclear Energy ETF and Market Vectors Russia ETF), 0.65% (with respect Market Vectors Gaming ETF, Market Vectors RVE Hard Assets Producers ETF, Market Vectors Solar Energy ETF and Market Vectors Brazil Small-Cap ETF), 0.76% (with respect to Market Vectors Vietnam ETF), 0.83% (with respect to Market Vectors Africa Index ETF) and 0.98% (with respect to Market Vectors Gulf States Index ETF) of its average daily net assets per year. Until at least May 1, 2012, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% (with respect to Market Vectors Indonesia Index ETF and Market Vectors Poland ETF) of its average daily net assets per year. Offering costs excluded from the expense caps are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.